Exhibit 99.4

GUARANTEE AND COLLATERAL AGREEMENT

made by

SONIC FRANCHISING LLC,

as Guarantor,

in favor of

CITIBANK, N.A.,

as Trustee

Dated as of May 20, 2011

TABLE OF CONTENTS

Page
SECTION 1 DEFINED TERMS		1
1.1	Definitions	1

SECTION 2 GUARANTEE		2
2.1	Guarantee	2
2.2	No Subrogation	3
2.3	Amendments, etc. with respect to the Co-Issuer Obligations	3
2.4	Guarantee Absolute and Unconditional	4
2.5	Reinstatement	4
2.6	Payments	5
2.7	Information	5

SECTION 3 SECURITY		5
3.1	Grant of Security Interest	5
3.2	Certain Rights and Obligations of the Guarantor Unaffected	7
3.3	Performance of Collateral Documents	7
3.4	Stamp, Other Similar Taxes and Filing Fees	8
3.5	Authorization to File Financing Statements	8

SECTION 4 REPRESENTATIONS AND WARRANTIES		8
4.1	Existence and Power	8
4.2	Limited Liability Company and Governmental Authorization	9
4.3	No Consent	9
4.4	Binding Effect	9
4.5	Ownership of Equity Interests; Subsidiaries	9
4.6	Security Interests	9
4.7	Other Representations	10

SECTION 5 COVENANTS		10
5.1	Maintenance of Office or Agency	10
5.2	Covenants in Base Indenture and Other Related Documents	11
5.3	Further Assurances	11
5.4	Legal Name, Location Under Section 9-301 or 9-307	12

SECTION 6 REMEDIAL PROVISIONS		12
6.1	Rights of the Control Party and Trustee upon Event of Default	12
6.2	Waiver of Appraisal, Valuation, Stay and Right to Marshaling	14
6.3	Limited Recourse	15
6.4	Optional Preservation of the Collateral	15
6.5	Control by the Control Party	15
6.6	The Trustee May File Proofs of Claim	16
6.7	Undertaking for Costs	16

i

6.8	Restoration of Rights and Remedies	16
6.9	Rights and Remedies Cumulative	17
6.10	Delay or Omission Not Waiver	17
6.11	Waiver of Stay or Extension Laws	17

SECTION 7 THE TRUSTEE'S AUTHORITY		17

SECTION 8 MISCELLANEOUS		18
8.1	Amendments	18
8.2	Notices	18
8.3	Governing Law	19
8.4	Successors	19
8.5	Third Party Beneficiary	19
8.6	Severability	20
8.7	Counterpart Originals	20
8.8	Table of Contents, Headings, etc.	20
8.9	Recording of Agreement	20
8.10	Waiver of Jury Trial	20
8.11	Submission to Jurisdiction; Waivers	20
8.12	Termination; Partial Release	21
8.13	Entire Agreement	21

SCHEDULES

Schedule 4.5  –  Guarantor Ownership

ii

GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of May 20, 2011, made by SONIC FRANCHISING LLC, a Delaware limited liability company (the "Guarantor"), in favor of CITIBANK, N.A., a national banking association, as trustee under the Indenture referred to below (in such capacity, together with its successors, the "Trustee") for the benefit of the Secured Parties.

WITNESSETH:

WHEREAS, Sonic Capital LLC, a Delaware limited liability company (the "Master Issuer"), SRI Real Estate Holding LLC, a Delaware limited liability company ("SRI Real Estate Holdco"), the other Co-Issuers and the Trustee have entered into the Base Indenture, dated as of the date of this Agreement (as amended, modified or supplemented from time to time, exclusive of any Series Supplements, the "Base Indenture" and, together with all Series Supplements, the "Indenture"), providing for the issuance from time to time of one or more Series of Notes thereunder; and

WHEREAS, the Indenture and the other Related Documents require that the parties hereto execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Trustee, for the benefit of the Secured Parties, as follows:

SECTION 1

DEFINED TERMS

1.1       Definitions.

(a)         Unless otherwise defined herein, terms defined in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto and used herein shall have the meanings given to them in such Base Indenture Definitions List.

(b)         The following terms shall have the following meanings:

"Co-Issuer Obligations" means all Obligations owed by the Co-Issuers to the Secured Parties under the Indenture and the other Related Documents.

"Collateral" has the meaning assigned to such term in Section 3.1(a).

"Termination Date" has the meaning assigned to such term in Section 2.1(d).

SECTION 2

GUARANTEE

2.1       Guarantee.

(a)         The Guarantor hereby, unconditionally and irrevocably, guarantees to the Trustee, for the benefit of the Secured Parties, the prompt and complete payment and performance by the Co-Issuers when due (whether at the stated maturity, by acceleration or otherwise) of the Co-Issuer Obligations.  In furtherance of the foregoing and not in limitation of any other right that the Trustee or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of any Co-Issuer to pay any Co-Issuer Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Trustee, for distribution to the applicable Secured Parties in accordance with the Indenture, in cash the amount of such unpaid Obligation.  This is a guarantee of payment and not merely of collection.

(b)         Anything herein or in any other Related Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Related Documents shall in no event exceed the amount which can be guaranteed by the Guarantor without constituting a fraudulent transfer or fraudulent conveyance under applicable federal and state laws relating to the insolvency of debtors.

(c)         The Guarantor agrees that the Co-Issuer Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Trustee or any other Secured Party hereunder.

(d)         The guarantee contained in this Section 2 shall remain in full force and effect until the date (the "Termination Date") on which this Agreement ceases to be of further effect in accordance with Article XI of the Base Indenture, notwithstanding that from time to time prior thereto the Co-Issuers may be free from any Co-Issuer Obligations.

(e)         No payment made by any of the Co-Issuers, the Guarantor, any other guarantor or any other Person or received or collected by the Trustee or any other Secured Party from any of the Co-Issuers, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Co-Issuer Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Co-Issuer Obligations or any payment received or collected from the Guarantor in respect of the Co-Issuer Obligations), remain liable for the Co-Issuer Obligations up to the maximum liability of the Guarantor hereunder until the Termination Date.

2.2       No Subrogation.

Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Trustee or any other Secured Party, the Guarantor shall not be entitled to be subrogated to any of the rights of the Trustee or any other Secured Party against the Co-Issuers or any collateral security or guarantee or right of offset held by the Trustee or any other Secured Party for the payment of the Co-Issuer Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Co-Issuers in respect of payments made by the Guarantor hereunder, until the Termination Date.  If any amount shall be paid to the Guarantor on account of such subrogation, contribution or reimbursement rights at any time when all of the Co-Issuer Obligations shall not have been paid in full, such amount, up to the amount of any such Co-Issuer Obligations, shall be held by the Guarantor in trust for the Trustee and the other Secured Parties, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Trustee, if required), to be applied against the Co-Issuer Obligations, whether matured or unmatured, in such order as the Trustee may determine in accordance with the Indenture.

2.3       Amendments, etc. with respect to the Co-Issuer Obligations.

The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Co-Issuer Obligations made by the Trustee or, to the extent permitted under any other Related Document, any other Secured Party may be rescinded by the Trustee or such other Secured Party and any of the Co-Issuer Obligations continued, and the Co-Issuer Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Trustee or, to the extent permitted under any other Related Document, any other Secured Party, and the Base Indenture and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, from time to time, and any collateral security, guarantee or right of offset at any time held by the Trustee or, to the extent permitted under any other Related Document, any other Secured Party for the payment of the Co-Issuer Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Trustee nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Co-Issuer Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.4       Guarantee Absolute and Unconditional.

The Guarantor waives to the extent permitted by law any and all notice of the creation, renewal, extension or accrual of any of the Co-Issuer Obligations and notice of or proof of reliance by the Trustee or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Co-Issuer Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section

2 and the grant of the security interests pursuant to Section 3; and all dealings between the Co-Issuers and the Guarantor, on the one hand, and the Trustee and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2 and the grant of the security interests pursuant to Section 3.  The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Co-Issuers with respect to the Co-Issuer Obligations.  The Guarantor understands and agrees that the guarantee contained in this Section 2 and the grant of the security interests pursuant to Section 3 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Indenture or any other Related Document, any of the Co-Issuer Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Trustee or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of full payment or performance) which may at any time be available to or be asserted by any Co-Issuer or any other Person against the Trustee or any other Secured Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Co-Issuers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Co-Issuers for the Co-Issuer Obligations, or of the Guarantor under the guarantee contained in this Section 2 and the grant of the security interests pursuant to Section 3, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Trustee or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Co-Issuer or any other Person or against any collateral security or guarantee for the Co-Issuer Obligations or any right of offset with respect thereto, and any failure by the Trustee or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Co-Issuer or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Co-Issuer or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Trustee or any other Secured Party against the Guarantor.  For the purposes of the preceding sentence "demand" shall include the commencement and continuance of any legal proceedings.

2.5       Reinstatement.

The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Co-Issuer Obligations is rescinded or must otherwise be restored or returned by the Trustee or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Co-Issuers or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of the Co-Issuers or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.6       Payments.

The Guarantor hereby guarantees that payments hereunder will be paid to the Trustee without set-off or deduction or counterclaim in immediately available funds in Dollars at the office of the Trustee.

2.7       Information.

The Guarantor assumes all responsibility for being and keeping itself informed of the Co-Issuers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Co-Issuer Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that neither the Trustee nor any other Secured Party will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 3

SECURITY

3.1       Grant of Security Interest.

(a)         To secure the Obligations, the Guarantor hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Secured Parties, and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in the Guarantor's right, title and interest in all of the following property to the extent now owned or at any time hereafter acquired by the Guarantor (collectively, the "Collateral"):

(i)      (A) the Collateral Franchise Documents including, without limitation, all monies due and to become due to the Guarantor under or in connection with the Collateral Franchise Documents, whether payable as fees, rent, expenses, costs, indemnities, dividends, distributions, insurance recoveries, damages for the breach of any of the Collateral Franchise Documents or otherwise, but excluding any and all Excluded Amounts, and all security and supporting obligations for such amounts payable thereunder and (B) all rights, remedies, powers, privileges and claims of the Guarantor against any other party under or with respect to the Collateral Franchise Documents (whether arising pursuant to the terms of the Collateral Franchise Documents or otherwise available to the Guarantor at law or in equity), the right to enforce any of the Collateral Franchise Documents and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Collateral Franchise Documents or the obligations of any party thereunder;

(ii)      the Collateral Transaction Documents, including, without limitation, all monies due and to become due to the Guarantor under or in connection with the Collateral Transaction Documents, whether payable as fees, rent, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Collateral Transaction Documents or otherwise, all security and supporting obligations for amounts payable hereunder and thereunder and performance of all obligations hereunder and thereunder, including, without limitation, (A) all rights of the Guarantor to the Franchise IP under the Franchisor IP License Agreement and (B) all rights of the Guarantor under the Management Agreement and in and to all records, reports and documents in which the Guarantor has any interest thereunder, and all rights, remedies, powers, privileges and claims of the Guarantor against any other party under or with respect to the Collateral Transaction Documents (whether arising pursuant to the terms of the Collateral Transaction Documents or otherwise available to the Guarantor at law or in equity), the right to enforce any of the Collateral Transaction Documents and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Collateral Transaction Documents or the obligations of any party thereunder;

(ii)      any Securitization Entity Operating Account owned by the Guarantor, each Account Agreement related thereto and all monies and other property (including Investment Property and Financial Assets) on deposit or credited from time to time in each such account and all Proceeds thereof;

(iii)     all other assets of the Guarantor now owned or at any time hereafter acquired by the Guarantor, including, without limitation, all of the following (each as defined in the New York UCC):  all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments (including, without limitation, any Non-Cash Proceeds Notes), securities accounts and other investment property, commercial tort claims, letter-of-credit rights, letters of credit and money;

(iv)     all additional property that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by the Guarantor; and

(v)      to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees or other supporting obligations given by any Person with respect to any of the foregoing;

provided that the Collateral shall not include any amounts deposited in any Securitization Entity Excluded Amounts Lock-Box Account or any Securitization Entity Excluded Amounts Concentration Account.

(b)         The foregoing grant is made in trust to secure the Obligations and to secure compliance with the provisions of this Agreement, all as provided in this Agreement.  The Trustee, on behalf of the Secured Parties, acknowledges such grant, accepts the trusts under this Agreement in accordance with the provisions of this Agreement and agrees to perform its duties required in this Agreement.  The Collateral shall secure the Obligations equally and ratably without prejudice, priority or distinction (except, with respect to any Series of Notes, as otherwise stated in the applicable Series Supplement or the applicable provisions of the Base Indenture).  The Trustee, on behalf of the Secured Parties, further acknowledges that the Collateral shall not include any Excluded Amounts or any Excluded Property.

3.2       Certain Rights and Obligations of the Guarantor Unaffected.

(a)         Notwithstanding the grant of the security interest in the Collateral hereunder to the Trustee, on behalf of the Secured Parties, the Guarantor acknowledges that the Manager, on behalf of the Securitization Entities shall, subject to the terms and conditions of the Management Agreement, nevertheless have the right, subject to the Trustee's right to revoke such right in the event of the occurrence of an Event of Default, (i) to give, in accordance with the Management Standard, all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required or permitted to be given by the Guarantor in the ordinary course of business under the Collateral Documents, and to enforce all rights, remedies, powers, privileges and claims of the Guarantor under the Collateral Documents and (ii) to give, in accordance with the Management Standard, all consents, requests, notices, directions and approvals, if any, which are required or permitted to be given by the Guarantor under the Franchisor IP License Agreement.

(b)         The grant of the security interest by the Guarantor in the Collateral to the Trustee on behalf of the Secured Parties shall not (i) relieve the Guarantor from the performance of any term, covenant, condition or agreement on the Guarantor's part to be performed or observed under or in connection with any of the Collateral Documents or (ii) impose any obligation on the Trustee or any of the Secured Parties to perform or observe any such term, covenant, condition or agreement on the Guarantor's part to be so performed or observed or impose any liability on the Trustee or any of the Secured Parties for any act or omission on the part of the Guarantor or from any breach of any representation or warranty on the part of the Guarantor.

3.3       Performance of Collateral Documents.

Upon the occurrence of a default or breach (a) by any Sonic Entity (other than the Guarantor) party to a Collateral Transaction Document or (b) by any Person (other than any Sonic Entity) party to a Collateral Franchise Document (only if a Manager Termination Event or an Event of Default has occurred and is continuing) promptly following a request from the Trustee to do so and at the Guarantor's expense, the Guarantor agrees to take all such lawful action as permitted under this Agreement as the Trustee (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) may reasonably request to compel or secure the performance and observance by such Person of its obligations to the Guarantor, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Guarantor to the extent and in the manner directed by the Trustee (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)), including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by such Person of its obligations thereunder.  If (i) the Guarantor shall have failed, within fifteen (15) days of receiving the direction of the Trustee, to take action to accomplish such directions of the Trustee, (ii) the Guarantor refuses to take any such action, as reasonably determined by the Trustee in good faith, or (iii) the Control Party (at the direction of the Controlling Class Representative) reasonably determines that such action must be taken immediately, in any such case the Control Party (at the direction of the Controlling Class Representative) may, but shall not be obligated to, take, and the Trustee shall take (if so directed by the Control Party (at the direction of the Controlling

Class Representative)), at the expense of the Guarantor, such previously directed action and any related action permitted under this Agreement which the Control Party thereafter determines is appropriate (without the need under this provision or any other provision under this Agreement to direct the Guarantor to take such action), on behalf of the Guarantor and the Secured Parties.

3.4       Stamp, Other Similar Taxes and Filing Fees.

The Guarantor shall indemnify and hold harmless the Trustee and each Secured Party from any present or future claim for liability for any stamp, documentary or other similar tax, and any penalties or interest and expenses with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any other Related Document or any Collateral.  The Guarantor shall pay, indemnify and hold harmless each Secured Party against any and all amounts in respect of all search, filing, recording and registration fees, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Agreement or any other Related Document.

3.5       Authorization to File Financing Statements.

The Guarantor hereby irrevocably authorizes the Secured Parties at any time and from time to time to file or record in any filing office in the United States, any state thereof and any Designated Foreign Country financing statements and other filing or recording documents or instruments with respect to the Collateral to perfect the security interests of the Trustee for the benefit of the Secured Parties under this Agreement.  The Guarantor authorizes the filing of any such financing statement naming the Trustee as a secured party and indicating that the Collateral includes "all assets" of the Guarantor or words of similar effect or import regardless of whether any particular assets comprised in the Collateral fall within the scope of Article 9 of the UCC. The Guarantor agrees to furnish any information necessary to accomplish the foregoing promptly upon the Trustee's request.  The Guarantor also hereby ratifies and authorizes the filing on behalf of the Secured Parties of any financing statement with respect to the Collateral made prior to the date hereof.

SECTION 4

REPRESENTATIONS AND WARRANTIES

The Guarantor hereby represents and warrants, for the benefit of the Trustee and the Secured Parties, as follows as of each Series Closing Date:

4.1       Existence and Power.

The Guarantor (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign entity and in good standing under the laws of each jurisdiction (including, without limitation, any Foreign Country) where the character of its property, the nature of its business or the performance of its obligations under the Related Documents make such qualification necessary, except to the extent that the failure to so qualify is not reasonably likely to result in a Material Adverse Effect, and (c) has all limited liability company powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Agreement and the other Related Documents.

4.2       Limited Liability Company and Governmental Authorization.

The execution, delivery and performance by the Guarantor of this Agreement and the other Related Documents to which it is a party (a) is within the Guarantor's limited liability company powers and has been duly authorized by all necessary limited liability company action and (b) except as could not reasonably be expected to have a Material Adverse Effect, does not contravene, or constitute a default under, any Requirements of Law with respect to the Guarantor or any Contractual Obligation with respect to the Guarantor or result in the creation or imposition of any Lien on any property of the Guarantor, except for Liens created by this Agreement or the other Related Documents. This Agreement and each of the other Related Documents to which the Guarantor is a party has been executed and delivered by a duly Authorized Officer of the Guarantor.

4.3       No Consent.

No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by the Guarantor of this Agreement or any Related Document to which it is a party or for the performance of the Guarantor's obligations hereunder or thereunder except as is not likely to have a Material Adverse Effect if not obtained other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained or made by the Guarantor on or prior to the Series 2011-1 Closing Date.

4.4       Binding Effect.

This Agreement and each other Related Document to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

4.5       Ownership of Equity Interests; Subsidiaries.

All of the issued and outstanding limited liability company interests of the Guarantor are owned as set forth in Schedule 4.5 to this Agreement, all of which limited liability company interests have been validly issued, are fully paid and non-assessable and are owned of record by the Master Issuer, free and clear of all Liens other than Permitted Liens.  The Guarantor does not have any subsidiaries or own any Equity Interests in any other Person.

4.6       Security Interests.

(a)         The Guarantor owns and has good title to its Collateral, free and clear of all Liens other than Permitted Liens.  The Guarantor's rights under the Collateral Documents constitute accounts or general intangibles under the applicable UCC.  This

Agreement constitutes a valid and continuing Lien on the Collateral in favor of the Trustee on behalf of and for the benefit of the Secured Parties, which Lien on the Collateral has been perfected and is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from the Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. The Guarantor has received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral to the Trustee hereunder. All action necessary to perfect such first-priority security interest has been duly taken.

(b)         Other than the security interest granted to the Trustee hereunder, pursuant to the other Related Documents or any other Permitted Lien, the Guarantor has not pledged, assigned, sold or granted a security interest in the Collateral.  All action necessary (including the filing of UCC-1 financing statements) to protect and evidence the Trustee's security interest granted hereunder in the Collateral in the United States and each Designated Foreign Country has been duly and effectively taken.  No security agreement, financing statement, equivalent security or lien instrument or continuation statement authorized by the Guarantor and listing the Guarantor as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction in the United States or in any Designated Foreign Country except in respect of Permitted Liens or such as may have been filed, recorded or made by the Guarantor in favor of the Trustee on behalf of the Secured Parties in connection with this Agreement, and the Guarantor has not authorized any such filing.

(c)         All authorizations in this Agreement for the Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements and other instruments with respect to the Collateral and to take such other actions with respect to the Collateral authorized by this Agreement are powers coupled with an interest and are irrevocable for so long as the Indenture has not been terminated in accordance with its terms.

4.7       Other Representations.

All representations and warranties of or about the Guarantor made in the Base Indenture and in each other Related Document are true and correct and are repeated herein as though fully set forth herein.

SECTION 5

COVENANTS

5.1       Maintenance of Office or Agency.

(a)         The Guarantor will maintain an office or agency (which may be an office of the Trustee, the Registrar or co-registrar) where notices and demands to or upon the Guarantor in respect of this Agreement may be served.  The Guarantor will give prompt written notice to the Trustee and the Control Party of the location, and any change in the location, of such office or agency.  If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Control Party with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

(b)         The Guarantor hereby designates the applicable Corporate Trust Office as one such office or agency of the Guarantor.

5.2       Covenants in Base Indenture and Other Related Documents.

The Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary and within the power of the Guarantor to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by the Guarantor.

5.3       Further Assurances.

(a)         The Guarantor will do such further acts and things, and execute and deliver to the Trustee and the Control Party such additional assignments, agreements, powers and instruments, as are necessary or desirable to obtain and maintain the security interest of the Trustee in the Collateral on behalf of the Secured Parties as a perfected security interest subject to no prior Liens (other than Permitted Liens), to carry into effect the purposes of this Agreement and the other Related Documents or to better assure and confirm unto the Trustee, the Control Party and the Secured Parties their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements or amendments under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. If the Guarantor fails to perform any of its agreements or obligations under this Section 5.3(a) within five (5) Business Days of the delivery of notice by the Control Party specifying which actions need to be taken to remain in compliance with this Section 5.3(a), the Control Party itself may perform such agreement or obligation, and the expenses of the Control Party incurred in connection therewith shall be payable by the Guarantor upon the Control Party's demand therefor. The Control Party is hereby authorized to execute and file any financing statements, continuation statements, amendments or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee's security interest in the Collateral.

(b)         If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and within five (5) Business Days physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly.

(c)         If the Guarantor shall obtain an interest in any commercial tort claim (as such term is defined in the New York UCC) the Guarantor shall within ten (10) Business Days of becoming aware that it has obtained such an interest sign and deliver documentation acceptable to the Control Party granting a security interest under this Agreement in and to such commercial tort claim.

(d)         In furtherance of its obligations under clause (a) above, the Guarantor will warrant and defend the Trustee's right, title and interest in and to the Collateral and the income, distributions and Proceeds thereof, for the benefit of the Trustee on behalf of the Secured Parties, against the claims and demands of all Persons whomsoever.

5.4       Legal Name, Location Under Section 9-301 or 9-307.

The Guarantor will not change its location (within the meaning of Section 9-301 or 9-307 of the applicable UCC) or its legal name without at least thirty (30) days' prior written notice to the Trustee, the Control Party and the Rating Agencies with respect to each Series of Notes Outstanding.  In the event that the Guarantor desires to so change its location or change its legal name, the Guarantor will make any required filings and prior to actually changing its location or its legal name the Guarantor will deliver to the Trustee and the Control Party (i) an Officer's Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Trustee on behalf of the Secured Parties in the Collateral under Article 9 of the applicable UCC or other applicable law in respect of the new location or new legal name of the Guarantor and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

SECTION 6

REMEDIAL PROVISIONS

6.1       Rights of the Control Party and Trustee upon Event of Default.

(a)         Proceedings to Collect Money.  In case the Guarantor shall fail forthwith to pay amounts due on this Guaranty upon demand, the Trustee at the direction of the Control Party (at the direction of the Controlling Class Representative), in its own name and as trustee of an express trust may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Guarantor and collect in the manner provided by law out of the property of the Guarantor, wherever situated, the moneys adjudged or decreed to be payable.

(b)         Other Proceedings.  If and whenever an Event of Default shall have occurred and be continuing, the Trustee, at the direction of the Control Party (at the direction of the Controlling Class Representative), shall:

(i)      proceed to protect and enforce its rights and the rights of the Secured Parties, by such appropriate Proceedings as the Control Party (at the direction of the Controlling Class Representative) shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or any other Related Document or in aid of the exercise of any power granted therein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Agreement or any other Related Document or by law, including any remedies of a secured party under applicable law;

(ii)      (A) direct the Guarantor to exercise (and the Guarantor agrees to exercise) all rights, remedies, powers, privileges and claims of the Guarantor against any party to any Collateral Document arising as a result of the occurrence of such Event of Default or otherwise, including the right or power to take any action to compel performance or observance by any such party of its obligations to the Guarantor, and any right of the Guarantor to take such action independent of such direction shall be suspended, and (B) if (x) the Guarantor shall have failed, within ten (10) Business Days of receiving the direction of the Trustee (given at the direction of the Control Party (at the direction of the Controlling Class Representative)), to take commercially reasonable action to accomplish such directions of the Trustee, (y) the Guarantor refuses to take such action or (z) the Control Party (at the direction of the Controlling Class Representative) reasonably determines that such action must be taken immediately, take such previously directed action (and any related action as permitted under this Agreement thereafter determined by the Trustee or the Control Party to be appropriate without the need under this provision or any other provision under this Agreement to direct the Guarantor to take such action);

(iii)      institute Proceedings from time to time for the complete or partial foreclosure of this Agreement or, to the extent applicable, any other Related Document, with respect to the Collateral; provided that the Trustee shall not be required to take title to any real property in connection with any foreclosure or other exercise of remedies hereunder and title to such property shall instead be acquired in an entity designated and (unless owned by a third party) controlled by the Control Party; and/or

(iv)     sell all or a portion of the Collateral at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Trustee shall not proceed with any such sale without the prior written consent of the Control Party (at the direction of the Controlling Class Representative) and the Trustee will provide notice to the Guarantor and each Holder of Senior Subordinated Notes and Subordinated Notes of a proposed sale of Collateral;

(c)         Sale of Collateral.  In connection with any sale of the Collateral hereunder (which may proceed separately and independently from the exercise of remedies under the Indenture), or under any judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement or any other Related Document:

(i)      the Trustee, any Noteholder, any Enhancement Provider, any Hedge Counterparty and/or any Secured Party may bid for and purchase the property being sold, and upon compliance with the terms of the sale may hold, retain, possess and dispose of such property in its own absolute right without further accountability;

(ii)      the Trustee (at the direction of the Control Party (at the direction of the Controlling Class Representative)) may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii)     all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Guarantor of, in and to the property so sold shall be divested; and such sale shall be a perpetual bar both at law and in equity against the Guarantor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Guarantor or its successors or assigns; and

(iv)     the receipt of the Trustee or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

(d)         Application of Proceeds.  Any amounts obtained by the Trustee on account of or as a result of the exercise by the Trustee of any right hereunder shall be held by the Trustee as additional collateral for the repayment of Obligations, shall be deposited into the Collection Account and shall be applied as provided in Article V of the Base Indenture; provided, however, unless otherwise provided in Article IX of the Base Indenture, that with respect to any distribution to any Class of Notes, notwithstanding the provisions of Article V of the Base Indenture, such amounts shall be distributed sequentially in order of alphabetical designation and pro rata among each Class of Notes of the same alphabetical designation based upon Outstanding Principal Amount of the Notes of each such Class.

(e)         Additional Remedies.  In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Collateral, the Trustee shall have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.

(f)         Proceedings. The Trustee may maintain a Proceeding even if it does not possess any of the Notes or does not produce any of them in the Proceeding, and any such Proceeding instituted by the Trustee shall be in its own name as trustee.  All remedies are cumulative to the extent permitted by law.

6.2        Waiver of Appraisal, Valuation, Stay and Right to Marshaling.

To the extent it may lawfully do so, the Guarantor for itself and for any Person who may claim through or under it hereby:

(a)         agrees that neither it nor any such Person will step up, plead, claim or in any manner whatsoever take advantage of any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder (i) the performance, enforcement or foreclosure of this Agreement, (ii) the sale of any of the Collateral or (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof;

(b)         waives all benefit or advantage of any such laws;

(c)         waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of this Agreement; and

(d)         consents and agrees that, subject to the terms of this Agreement, all the Collateral may at any such sale be sold by the Trustee as an entirety or in such portions as the Trustee may (upon direction by the Controlling Class Representative)) determine.

6.3        Limited Recourse.

Notwithstanding any other provision of this Agreement or any other Related Document or otherwise, the liability of the Guarantor to the Secured Parties under or in relation to this Agreement or any other Related Document or otherwise, is limited in recourse to the Collateral.  The Collateral having been applied in accordance with the terms hereof, none of the Secured Parties shall be entitled to take any further steps against the Guarantor to recover any sums due but still unpaid hereunder or under any of the other agreements or documents described in this Section 6.3, all claims in respect of which shall be extinguished.

6.4        Optional Preservation of the Collateral.

If the maturity of the Outstanding Notes of each Series has been accelerated pursuant to Section 9.2 of the Base Indenture following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee, at the direction of the Control Party (acting at the direction of the Controlling Class Representative), shall elect to maintain possession of the Collateral.  It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of, and premium, if any, and interest on each Series of Notes Outstanding and all other Obligations and the Control Party (acting at the direction of the Controlling Class Representative), shall take such desire into account when determining whether to maintain possession of the Collateral.

6.5        Control by the Control Party.

Notwithstanding any other provision hereof, the Control Party (at the direction of the Controlling Class Representative) may cause the institution of and direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercise any trust or power conferred on the Trustee; provided that:

(a)         such direction of time, method and place shall not be in conflict with any rule of law, the Servicing Standard or with this Agreement;

(b)         the Control Party (at the direction of the Controlling Class Representative) may take any other action deemed proper by the Control Party (at the direction of the Controlling Class Representative) that is not inconsistent with such direction; and

(c)         such direction shall be in writing;

provided further that, subject to Section 10.1 of the Base Indenture, the Trustee need not take any action that it determines might involve it in liability unless it has received an indemnity for such liability as provided in the Base Indenture.

6.6        The Trustee May File Proofs of Claim.

The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Secured Parties (as applicable) allowed in any judicial proceedings relative to the Guarantor, its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by the Guarantor to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Secured Parties, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 of the Base Indenture.  To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 of the Base Indenture out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money and other properties which the Secured Parties may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Secured Parties, or to authorize the Trustee to vote in respect of the claim of any Secured Parties in any such proceeding.

6.7        Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.  This Section 6.7 does not apply to a suit by the Trustee or a suit by Noteholders of more than 10% of the Aggregate Outstanding Principal Amount of all Series of Notes.

6.8        Restoration of Rights and Remedies.

If the Trustee or any Secured Party has instituted any Proceeding to enforce any right or remedy under this Agreement or any other Related Document and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Secured Party, then and in every such case the Trustee and the Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Secured Parties shall continue as though no such Proceeding had been instituted.

6.9        Rights and Remedies Cumulative.

No right or remedy herein conferred upon or reserved to the Trustee or to the Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Agreement or any other Related Document or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy under this Agreement or any other Related Document, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

6.10      Delay or Omission Not Waiver.

No delay or omission of the Trustee, the Control Party, the Controlling Class Representative or of any Secured Party to exercise any right or remedy accruing upon any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default or an acquiescence therein.  Every right and remedy given by this Section 6 or by law to the Trustee, the Control Party, the Controlling Class Representative or to the Secured Parties may be exercised from time to time to the extent not inconsistent with the Indenture or this Agreement, and as often as may be deemed expedient, by the Trustee, the Control Party, the Controlling Class Representative or by the Secured Parties, as the case may be.

6.11      Waiver of Stay or Extension Laws.

The Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement or any other Related Document; and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, the Control Party or the Controlling Class Representative, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 7

THE TRUSTEE'S AUTHORITY

The Guarantor acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the other Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Guarantor, the Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, it being understood that the Trustee (at the direction of the Control Party (at the direction of the Controlling Class Representative)) and the Control Party (at the direction of the Controlling Class Representative) directly shall be the only parties entitled to exercise remedies under this Agreement; and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8

MISCELLANEOUS

8.1        Amendments.

Subject to Article XII of the Base Indenture, the terms or provisions of this Agreement may only be amended, supplemented, waived or otherwise modified in writing, signed by both parties hereto.

8.2        Notices.

(a)         Any notice or communication by the Guarantor or the Trustee to any other party hereto or beneficiary hereof shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party's address:

If to the Guarantor:

Sonic Franchising LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attention:    General Counsel
Facsimile:    405-225-5973

If to the Guarantor with a copy to:

Sonic Industries Services Inc.
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attention:    General Counsel
Facsimile:    405-225-5973

and

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attention: David Midvidy
Facsimile: 917-777-2089

If to the Trustee:

Citibank, N.A.
338 Greenwich Street 14th Floor
New York, New York  10013
Attention:    Global Transaction Services – Sonic
Facsimile:    212-816-5527

(b)         The Guarantor or the Trustee by notice to each other party may designate additional or different addresses for subsequent notices or communications; provided, however, the Guarantor may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

(c)         Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five days after the date that such notice is mailed, (iii) delivered by facsimile shall be deemed given on the date of delivery of such notice and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.

(d)         Notwithstanding any provisions of this Agreement to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Agreement or any other Related Document.

8.3        Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.4        Successors.

All agreements of the Guarantor in this Agreement and each other Related Document to which it is a party shall bind its successors and assigns; provided, however, the Guarantor may not assign its obligations or rights under this Agreement or any Related Document, except with the written consent of the Control Party.  All agreements of the Trustee in the Indenture and in this Agreement shall bind its successors.

8.5        Third Party Beneficiary.

Each of the Control Party and the Controlling Class Representative is an express third party beneficiary of this Agreement.

8.6        Severability.

In case any provision in this Agreement or any other Related Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.7        Counterpart Originals.

The parties may sign any number of copies of this Agreement.  Each signed copy shall be an original, but all of them together represent the same agreement.

8.8        Table of Contents, Headings, etc.

The Table of Contents and headings of the Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

8.9        Recording of Agreement.

If this Agreement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Guarantor and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Guarantor, the Trustee or any other counsel reasonably acceptable to the Control Party (at the direction of the Controlling Class Representative) and the Trustee) to the effect that such recording is necessary either for the protection of the Secured Parties or for the enforcement of any right or remedy granted to the Trustee under this Agreement.

8.10      Waiver of Jury Trial.

EACH OF THE GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER RELATED DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

8.11      Submission to Jurisdiction; Waivers.

Each of the Guarantor and the Trustee hereby irrevocably and unconditionally:

(a)         submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Related Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)         consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)         agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor or the Trustee, as the case may be, at its address set forth in Section 8.2 or at such other address of which the Trustee shall have been notified pursuant thereto;

(d)         agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)         waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.11 any special, exemplary, punitive or consequential damages.

8.12      Termination; Partial Release.

(a)         This Agreement and any grants, pledges and assignments hereunder, shall become effective concurrently with the issuance of the Series 2011-1 Notes and shall terminate on the Termination Date.

(b)         On the Termination Date, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Trustee and the Guarantor shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Guarantor.  At the request and sole expense of the Guarantor following any such termination, the Trustee shall deliver to the Guarantor any Collateral held by the Trustee hereunder, and execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination.

(c)         After consummation of a Permitted Asset Disposition, upon request of the Guarantor, the Trustee, at the written direction of the Control Party (at the direction of the Controlling Class Representative), shall execute and deliver to the Guarantor any and all documentation reasonably requested and prepared by the Guarantor at its expense to effect or evidence the release by the Trustee of the Secured Parties' security interest in the property disposed of in connection with such Permitted Asset Disposition.

8.13      Entire Agreement.

This Agreement, together with the schedule hereto, the Indenture and the other Related Documents, contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and writings with respect thereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Guarantor and the Trustee has caused this Guarantee and Collateral Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

SONIC FRANCHISING LLC

By:	/s/ Paige S. Bass
	Name:	Paige S. Bass
	Title:	Vice President

[Signature Page to Guarantee and Collateral Agreement]

AGREED AND ACCEPTED

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Jacqueline Suarez
	Name:	Jacqueline Suarez
	Title:	Vice President

[Signature Page to Guarantee and Collateral Agreement]

Schedule 4.5:  Guarantor Ownership

Sonic Capital LLC owns 100% of the limited liability interest in Sonic Franchising LLC.